UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2005

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number
1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431
1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     This combined Form 8-K is separately filed by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit 99.1

Item 8.01. Other Events.
     On December 21, 2005, Standard & Poor’s (“S&P”) lowered its credit ratings of Pinnacle West Capital Corporation (“Pinnacle West”) and Arizona Public Service Company (“APS”). A copy of S&P’s press release is attached to this Form 8-K as Exhibit 99.1.
     The table below reflects S&P’s previous and current ratings for Pinnacle West and APS:

S&P’s Rating Immediately
	Prior to December 21, 2005	S&P’s Current Rating
Pinnacle West
Corporate Credit Rating	BBB/Stable/A-2	BBB-/Stable/A-3
Senior unsecured	BBB-	BB+
Commercial paper	A-2	A-3
Outlook	Stable	Stable
APS
Corporate Credit Rating	BBB/Stable/A-2	BBB-/Stable/A-3
Senior unsecured	BBB	BBB-
Secured lease obligation bonds	BBB	BBB-
Commercial paper	A-2	A-3
Outlook	Stable	Stable
Pinnacle West’s credit rating for its senior unsecured debt is one level below S&P’s investment grade credit rating. APS’ credit rating for its senior unsecured debt is BBB-, which is S&P’s lowest investment grade credit rating.

Item 9.01. Financial Statements and Exhibits
  (c) Exhibits.

Exhibit
No.	Registrant	Description
99.1	Pinnacle West APS	Standard & Poor’s Press Release, dated December 21, 2005

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION (Registrant)
Dated: December 22, 2005	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: December 22, 2005	By:	/s/ Donald E. Brandt
Donald E. Brandt
Executive Vice President and Chief Financial Officer

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